                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              MSDW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/98
                                       CLASS A



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a =  Dividends and interest earned during the period

               b =  Expenses accrued for the period

               c = The average daily number of shares outstanding during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last day of the period



                                                                      6
     YIELD = 2{ [(( 318,175.73-21,613.07)/5,462,732.574*6.40912)+1]-1}

           =   10.38%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              MSDW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/98
                                       CLASS B



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a =  Dividends and interest earned during the period

               b =  Expenses accrued for the period

               c = The average daily number of shares outstanding during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last day of the period



                                                                              6
     YIELD = 2{ [(( 17,074,142.89-1,938,396.41)/293,519,991.354*6.13889)+1]-1}

           =   10.29%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              MSDW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/98
                                       CLASS C



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a =  Dividends and interest earned during the period

               b =  Expenses accrued for the period

               c = The average daily number of shares outstanding during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last day of the period



                                                                      6
     YIELD = 2{ [(( 531,834.73-65,197.36)/9,132,092.690*6.12852)+1]-1}

           =   10.22%

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                              MSDW HIGH YIELD SECURITIES
                              30 day Yield as of 8/31/98
                                       CLASS D



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a =  Dividends and interest earned during the period

               b =  Expenses accrued for the period

               c = The average daily number of shares outstanding during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last day of the period



                                                                          6
     YIELD = 2{ [(( 3,829,825.60-172,288.16)/65,711,907.142*6.10107)+1]-1}

           =   11.20%

            SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                RESTATED FOR 12b-1 FEE
           MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES - CLASS A




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         ERV            |
                  T  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                 T = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT


                                                             (A)
  $1,000       ERV AS OF    AGGREGATE       NUMBER OF    AVERAGE ANNUAL
INVESTED - P    31-Aug-98  TOTAL RETURN     YEARS - n    COMPOUND RETURN - T
------------   ----------  --------------   ----------   ---------------
 31-Aug-97       $961.30     -3.87%                  1       -3.87%

 31-Aug-93     $1,374.30     37.43%                  5        6.57%

 31-Aug-88     $1,830.50     83.05%                 10        6.23%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         EV             |
                  t  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                             EV
                 TR  =   ----------  - 1
                              P


            t = AVERAGE ANNUAL COMPOUND RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                             (C)                               (B)
  $1,000        EV AS OF    TOTAL         NUMBER OF          AVERAGE ANNUAL
INVESTED - P    31-Aug-98   RETURN - TR   YEARS - n          COMPOUND RETURN - t
------------   ----------   -----------   ----------------   -------------------
 31-Aug-97     $1,004.00         0.40%                   1             0.40%

 31-Aug-93     $1,435.30        43.53%                   5             7.49%

 31-Aug-88     $1,911.80        91.18%                  10             6.69%


(E)       GROWTH OF $10,000*
(F)       GROWTH OF $50,000*
(G)       GROWTH OF $100,000*

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION



               TOTAL               GROWTH OF                  GROWTH OF                 GROWTH OF
INVESTED - P   RETURN - TR         $10,000 INVESTMENT - E     $50,000 INVESTMENT - F    $100,000 INVESTMENT - G
-----------    -----------         ----------------------     ----------------------    -----------------------
 26-Sep-79       430.18                   $50,765                    $255,812                  $515,600

*SINCE INCEPTION : ORIGINAL VALUE $9,575,$48,250 & $97,250 ADJUSTED FOR 4.25%,3.50% AND 2.75% SALES CHARGES, RESPECTIVELY.

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         ERV            |
                  T  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                 T = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT

                                                              (A)
  $1,000       ERV AS OF    AGGREGATE       NUMBER OF    AVERAGE ANNUAL
INVESTED - P    31-Aug-98  TOTAL RETURN     YEARS - n    COMPOUND RETURN - T
------------   ----------  --------------   ----------   -------------------
 31-Aug-97       $952.70     -4.73%             1.00         -4.73%

 28-Jul-97       $967.90     -3.21%             1.09         -2.94%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         EV             |
                  t  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                             EV
                 TR  =   ----------  - 1
                              P


            t = AVERAGE ANNUAL COMPOUND RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                             (C)                         (B)
  $1,000       EV AS OF     TOTAL         NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-Aug-98   RETURN - TR   YEARS - n     COMPOUND RETURN - t
------------   ----------   -----------   -----------   -------------------
 31-Aug-97       $997.70        -0.23%           1            -0.23%

 28-Jul-97     $1,004.00         0.40%        1.09             0.36%



(E)       GROWTH OF $10,000
(F)       GROWTH OF $50,000
(G)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION




               TOTAL         GROWTH OF                GROWTH OF                GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT - E   $50,000 INVESTMENT - F   $100,000 INVESTMENT - G
-----------    -----------   ----------------------   ----------------------   -----------------------
 28-Jul-97          0.40       $10,040                        $50,200                $100,400

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         ERV            |
                  T  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                 T = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT


                                                          (A)
  $1,000       ERV AS OF     AGGREGATE     NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-Aug-98   TOTAL RETURN   YEARS - n     COMPOUND RETURN - T
------------   ----------   ------------   -----------   ---------------
 31-Aug-97       $987.60      -1.24%            1.00         -1.24%

 28-Jul-97     $1,002.70      0.27%             1.09          0.25%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                          _                              _
                         |        ______________________  |
FORMULA:                 |       |                        |
                         |  /\ n |         EV             |
                  t  =   |    \  |    -------------       |  - 1
                         |     \ |          P             |
                         |      \|                        |
                         |_                              _|

                             EV
                 TR  =   ----------  - 1
                              P


            t = AVERAGE ANNUAL COMPOUND RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                             (C)                              (B)
  $1,000       EV AS OF     TOTAL         NUMBER OF          AVERAGE ANNUAL
INVESTED - P    31-Aug-98   RETURN - TR   YEARS - n          COMPOUND RETURN - t
------------   ----------   -----------   ----------------   -------------------
 31-Aug-97       $996.60        -0.34%                1.00            -0.34%

 28-Jul-97     $1,002.70         0.27%                1.09             0.25%



(E)       GROWTH OF $10,000
(F)       GROWTH OF $50,000
(G)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION




               TOTAL         GROWTH OF                GROWTH OF                GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT - E   $50,000 INVESTMENT - F   $100,000 INVESTMENT - G
------------   -----------   ----------------------   ----------------------   -----------------------
 28-Jul-97           0.27         $10,027                      $50,135                $100,270

FINAL DATE:             31-Aug-98

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES - CLASS D




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN(NO LOAD FUND

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                       T  =       |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                      T = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                    ERV = ENDING REDEEMABLE VALUE
                      P = INITIAL INVESTMENT


                                     (B)                            (A)
  $1,000           ERV AS OF        TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P           31-Aug-98    RETURN - TR      YEARS - n     COMPOUND RETURN - T
----------------   --------------   --------------   -----------   -------------------
    31-Aug-97          $1,006.30        0.63%                  1         0.63%

    31-Aug-93          $1,452.80       45.28%                  5         7.76%

    31-Aug-88          $1,959.40       95.94%                 10         6.96%



(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL            (C) GROWTH OF           (D) GROWTH OF            (E) GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT -G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
--------------   --------------   ---------------------   ----------------------   -----------------------
    26-Sep-79            455.52      $55,552                      $277,760                $555,520